                          MASTER CONSTRUCTION AGREEMENT


         THIS MASTER CONSTRUCTION AGREEMENT (this "Master Agreement") is made this First day of October 2000, by and between Midwest Cable Communication of Arkansas Inc. (hereinafter referred to as "Contractor"), and TCA Cable d/b/a Cox Communications (hereinafter referred to as "Cox").

                             W I T N E S S E T H:


WHEREAS, Cox may purchase, from time to time, from Contractor, and Contractor desires to sell and provide to Cox, construction and installation services for the broadband communications system owned by Cox; and

WHEREAS, Contractor warrants it is experienced in construction and installation work and has available sufficient personnel and equipment to perform the work provided for herein in an efficient and timely manner and in accordance with the terms and conditions of this Master Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and considerations herein set forth, and other good and valuable consideration, the parties hereto agree as follows:

         1. DEFINITIONS: Except as may otherwise be explicitly stated, the following terms shall be defined as follows:


         A. The term "Change Order" shall refer to a standard form named "Change Order" attached hereto as Schedule "7" provided to Contractor by Cox stating required corrections, additions and/or alterations requested, and containing the authorization signatures required.


         B. The term "Project Manager" shall mean the person designated in writing to Cox by Contractor upon execution of this Master Agreement with specific talents in controlling the work flow in accordance with the Schedule (defined below), inventory maintenance, job crew guidance, and as an authorized representative of Contractor charged with the authority to make all necessary "on-site" decisions. .


         C. The term "Retainage" shall mean those moneys held by Cox for payment to Contractor pending Master Agreement or Work Order (defined below) compliance (e.g. compliance with the Performance Schedule).


         D. The term "Schedule" shall mean the completion of the Work (defined below) as to comply with the "Performance Schedule" made a part of the Work Order as Schedule "3."


         E. The term 'Specifications" shall mean all drawings and written specifications supplied by Cox which shall govern all construction, installation, and testing procedures and practices to be used in the performance of the Work. Such Specifications shall be made a part of the Work Order as "Schedule 6."


         F. The term "Stop Work Order" shall refer to a standard form named "Stop Work Order" attached hereto as Schedule 8. provided to Contractor by Cox stating required instructions, and containing the authorization signatures required.

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         G.       The term .System' shall mean Cox's broadband communications system presently existing or to be constructed, rebuilt or upgraded in Fort Smith, Fayetteville, Arkadelpia, Hot Springs Village and various systems in the NW Arkansas Region.


         H. The term "Work" shall include all construction and installation services, including without limitation, all management, labor, equipment and facilities necessary to perform under this Master Agreement and components necessary for the proper execution and completion of the requirements of this Master Agreement as may be more specifically described in a Work Order.


         I. The term .Work Order" is identified as Attachment 'A' and shall collectively include any of the following documents and any requisite supporting documentation, if any, which may be attached to the following individual Attachments:

                  Schedule "1"-     "Work Order;"
                  Schedule "2" -    "Statement of Work;"
                  Schedule "3"-     "Performance Schedule;"
                  Schedule "4"-     "Pricing;"
                  Schedule "5"      "Tools and Equipment to be Supplied by Cox;"
                  Schedule "6"-     "Preconstruction Specifications;"
                           and, where applicable,
                  Schedule "7"-     "Change Order;"
                  Schedule "8" -    "Stop Work Order;"
                  Schedule "9" -    "Certification of Independent Price
                                     Determination"

                  all of which shall be agreed to, from time to time, by the parties hereto for the specific performance of the applicable Work, as determined by the Work Order, by Contractor under this Master Agreement.


         2. WORK TO BE PERFORMED:


                  2.1. Cox and Contractor may enter into Work Order(s) from time to time pursuant to which Contractor will perform Work for Cox. The terms and conditions of this Master Agreement shall apply to each Work Order. Should any ..term or condition of an executed Work Order conflict with the terms and conditions of this Master Agreement, this Master Agreement shall govern.


                  2.2. CONTRACTOR ACKNOWLEDGES THAT COX HAS MADE NO REPRESENTATIONS OR WARRANTIES REGARDING THE TYPE, VOLUME OR FREQUENCY OF ANY WORK WHICH MA Y BE ISSUED PURSUANT TO THIS MASTER AGREEMENT OR ANY FUTURE WORK ORDER. ACCORDINGLY, NOTHING IN THIS MASTER AGREEMENT $HALL BE CONSTRUED AS GUARANTEEING ANY WORI<;, OR THE TYPE, VOLUME OR FREQUENCY OF SUCH WORK.


                  2.3. Execution of this Master Agreement and/or any Work Orders by Contractor is a representation that Contractor has visited and is familiar with the System, is familiar with all local conditions under which Work may be performed, and is capable of performing all Work required by any Work Order.


                  2.4. Contractor shall coordinate all Work with Cox and, in particular, Contractor must coordinate in advance with Cox where any Work would result in an interruption in service to Cox's customers. Where such an interruption will occur, Contractor shall not proceed until Cox has approved the nature and extent of any such interruption.

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         3.       TERM: PERFORMANCE SCHEDULE.


                  3.1. The term of this Master Agreement shall be for an initial period of one (1) year, commencing on the date first above written, and shall be automatically renewed for additional periods of one year each ('Term') , provided however, upon thirty (30) days prior written notice, either party may terminate this Master Agreement at any time during the Term. Any such termination shall not ~pply to issued Work Orders as to which Contractor's obligations have not been, completed.


                  3.2. Contractor shall perform the Work in accordance with any Performance Schedule set forth in the applicable Work Order.


         4. WORK ORDER START AND COMPLETION: The start date and completion date of any Work shall be as set forth in the applicable Work Order. Work shall progress in compliance with the Performance Schedule of any Work Order.


         5.       INVOICING PROCEDURES: PRICE AND PAYMENT:


                  5.1. The following conditions must be satisfied before the payment of any invoice submitted by Contractor: (a) acceptance of the Work by Cox pursuant to Paragraph 6 below; and (b) verification by Cox of the accuracy of each invoice submitted by Contractor.


                  5.2. Upon satisfaction of the requirements of Subparagraph 5.1 above, Cox shall pay Contractor invoiced amounts within thirty (30) days, as follows:


                           (1) For Work constructed and completed on Schedule,
which is both (a) accepted by Cox (pursuant to Paragraph 6 below), and (b) properly invoiced by Contractor and verified by Cox, Cox will pay Contractor 100% of the total invoiced amount. Upon completion and acceptance by Cox of all Work provided under such Work Order, any retainage shall be paid by Cox to Contractor within 30 days of Cox's verification of the invoice and final acceptance of the Work.


                           (2) If acceptance of any Work occurs after the
applicable completion date set forth in any Performance Schedule due to Contractor's delayed performance, Cox shall pay 70% of the total amount due instead of 100%. Further, Cox shall continue to pay the reduced 70% amount for all subsequent Work until such time as the Work Order is back on Schedule. When the Work Order is back on Schedule, all of the 20% "behind Schedule" Retainage will be paid to Contractor by Cox; provided, however, that Cox shall be entitled to retain the 10% Retainage described in Subparagraph 5.2(1) above.


                           (3)      After seven (7) days notification to
Contractor, Cox may withhold payments otherwise due Contractor to protect Cox from loss due to defective work not remedied within the prescribed time requirements, or failure of Contractor to make payments to suppliers furnishing materials, equipment and/or service in connection with the System and the Work performed under the terms of this Master Agreement. Further, Cox may offset from any payment owed to Contractor any monies owed by Contractor to Cox.


                           (4)      Notwithstanding the foregoing, each payment
provided for in this Paragraph 5 is subject to adjustment under other provisions in this Master Agreement.


                           (5)      For this contract Cox waives the
requirements of paragraph 6 sections B.D and waives the right to inspect open trench prior to coverage by contractor.


                           (6)

Contractor, by accepting final payment, waives all claims against Cox, except those which Contractor has previously made to Cox in writing and which remain unsettled at the time of acceptance of final payment.

                  5.3. Contractor represents and warrants that all prices quoted and/or submitted to Cox in connection with the Work comply or will comply with the terms of the Certification of Independent Price Determination set forth in Schedule "9". Contractor acknowledges and agrees that, in the event Contractor's pricing practices fail to comply with the terms of Schedule "9", Cox shall have the remedies set forth in Schedule "9" in addition to any other remedies available to It pursuant to other provisions of this Agreement. With each pricing proposal submitted by Contractor in connection with work awarded under this Master Agreement, Contractor will attach an executed Schedule "9" .


         6. ACCEPTANCE BY COX: Upon completion of any Work, Contractor shall so notify Cox in writing. Cox shall promptly inspect and, if appropriate, accept the Work. Work will be deemed accepted when: (1) a physical inspection of the Work has been completed by Cox and Contractor with no discrepancies noted;
(2) Cox acknowledges in writing that the Work has been completed and strictly complies with the Specifications; and (3) all as built documentation and performance records specified below have been received and accepted by Cox.


                  Prior to any Work inspection and acceptance, Contractor will deliver to Cox a complete set of as built documentation and performance records relating to the applicable Work. These records will include:


                  A. For each trunk amplifier and line extender location, actual input levels, actual output levels, actual pad and equalizer values, and actual peak to valley response from -MHz to -MHz.


                  B. A picture of the swept frequency response of each trunk amplifier and line extender and the configuration of the sweep equipment used to measure the response, such as, but not limited to, the level of input attenuation and the resolution of accuracy selected for measurement. Every active device related to the Work Order must be identified by location code, have a picture of the swept frequency response, recorded levels at MHz, input ACvoltages and regulated DC (8+). The signal levels at the aforementioned frequencies will be recorded at the termination of each distribution cable as well as all status monitoring information required.


                  C. For each reverse trunk amplifier location, actual output levels at _____ MHz, actual pad and equalizer values, and sweep response back to headend/hub origination point, a picture of this response and the configuration of the sweep equipment used to measure this response, such as, but not limited to, the level of input attenuation and the resolution of the accuracy selected for measurement shall also be included.


                  D. All picture and recorded data relating to the Work placed in a notebook under the following organizational guidelines:


                           (1)      Power supply location code.


                           (2) Recorded data for all amplifiers related to the Work Order, in amplifier location code order, followed by recorded data for all line extenders in the power supply in line extender code order, followed by recorded data for all end of line level readings utilizing the location code of the last line extender preceding the line termination.


                           (3) The original swept frequency response pictures will include adequate information to readily allow identification, e.g. time, date, location, and scale calibration. The organization of the pictures will adhere to the following:

                                    -       trunk amplifier
                                    -       bridger amplifier
                                    -       each line extender associated with
                                            each bridge amplifier port in
                                    -       sequential order
                                    -       reverse trunk amplifier

                           (4) All serial numbers on all actives and their actual locations (by module type), as required in the Work Order.


                           (5) All response pictures should adhere to the above format with trunk amplifier location codes dictating the order of sequence in the notebook.


                  E. Cox and Contractor shall jointly approve reconciled quantities of active electronics, passive electronics, connectors, and cable used in the Work. A component listing of material quantities used in each power supply shall be submitted to Cox with comparison to design bill of materials and variances noted.


                  F. Contractor shall be responsible for updating and maintaining a complete set of as. built System maps, which will include:

                                    -    actual signal strength recordings of
                                         all active devices
                                    -    end of the line readings for all
                                         distribution terminations
                                    -    clear documentation of any design
                                         changes
                                    -    actual cable routings, both aerial
                                         and underground location of splices
                                    -    additional pole attachments/deletions
                                    -    locations of vertical grounds and bonds

                                    As Work is completed, Contractor will supply
                                    Cox as-built maps in duplicate blueline.


The making of any progress payments or Work payments or the partial use of the Work will not and does not constitute acceptance of any Work not complying with this Master Agreement and shall not constitute a waiver of the right of Cox to insist upon strict compliance with the terms of this Master Agreement including, without limitation, construction of the Work in accordance with the Specifications.


Contractor shall notify Cox prior to covering any underground Work and permit Cox the opportunity to inspect any such Work prior to its being covered. If Contractor covers any Work without so notifying Cox, Contractor shall, if required by Cox, uncover such Work for inspection, and cover such Work at Contractor's sole expense. If Contractor has notified Cox, as required above, and Cox elects not to inspect the Work or does not inspect the Work within a reasonable time not to exceed 48 hours, Cox may subsequently request to see the Work and it shall be uncovered by Contractor. If such Work is in accordance with this Master Agreement (including, without limitation, the Specifications) the costs of uncovering and replacement shall be borne by Cox through an appropriate Change Order. If such Work is not in accordance with the this Master Agreement (including, without limitation, the Specifications), Contractor shall pay such costs, including costs incident to bringing Work into compliance with the Specifications.


         7.       STANDARD OF CONSTRUCTION AND INSTALLATION; CONTRACTOR'S
WARRANTIES: Contractor warrants (i) that the Work shall be performed in a good and workmanlike manner in accordance with the requirements of this Master Agreement and any Work Order, (ii) that all materials and equipment furnished by Contractor shall be of new and of good quality; and (iii) that the Work shall be performed in compliance with all applicable laws, ordinances, rules and statutes. Contractor further warrants that all Work shall be free from (i) defects in workmanship and (ii) defaults in material and equipment for a period of three (3) years following the acceptance of the Work as set forth in Paragraph 6 above. All manufacturer's warranties on materials or equipment installed in the System shall be assigned to Cox. By executing this Master Agreement, Contractor covenants and agrees that the

Schedule(s) and time(s) for completion as set forth in the Performance Schedule are reasonable for performing the Work.


                  Contractor will, at its own expense, correct all defects in the Work to Cox's satisfaction. In the event such defects manifest during the warranty period, Cox shall notify Contractor by telephone, as well as in writing. Within five (5) days following notice, Contractor shall undertake to correct the defect at its own expense. In lieu of the foregoing, Cox may, at its sole election and upon notification to Contractor, immediately undertake to correct defects materially affecting the System. Contractor shall be responsible to Cox for any resulting costs and expenses incurred in connection with Cox's correction of the aforesaid defects. Further, in the event Contractor delays performance on any Work such that it becomes apparent to Cox that acceptance of that Work or subsequent Work will occur after the completion dates set forth in the Performance Schedule(s), Cox may, at its election upon five (5) days notice to Contractor, undertake, either through its own employees or independent contractors, to perform Work until the Work is completed or back on Schedule, whichever comes first. It is understood that Contractor shall be responsible to Cox for any resulting costs and expenses incurred in connection with the performance of the Work by Cox pursuant to this Paragraph. Cox may withhold payments otherwise due Contractor in connection with the implementation of this Paragraph. Such remedies, if used, will not violate or otherwise impair or reduce the warranty of Contractor for the Work nor will it relieve Contractor of testing/proof or performance responsibilities for the Work.


                  Contractor warrants and guarantees that title to all Work, materials and equipment covered by an invoice for payment, whether incorporated in the Work or not, will have passed to Cox prior to the .submission of an invoice for payment, free and clear of all liens, claims, security interests and encumbrances; and that no Work, materials or equipment covered under any invoice for payment will have been acquired by Contractor or by any other person performing the Work or furnishing materials and equipment, subject to an agreement under which an interest therein or encumbrance thereon is retained by the seller or otherwise imposed by Contractor or such other person.


                  Contractor shall comply with and give notices required by all applicable laws, ordinances, rules and regulations, including without limitation, the National Electrical Safety Code and applicable Federal Communication Commission requirements and recommendations, and shall comply with all orders of public authorities applicable to the Work.


         8. REPORTS: Upon 24 hours prior notice to Contractor, Cox may require Contractor to submit reports to Cox, said reports to include estimates of the Performance Schedule, descriptions of all conditions affecting the Schedule and the solutions or recommended solutions for such conditions. There shall be no increase in the Work Order price for reports submitted pursuant to this Paragraph 8.


         9. EXTENSION OF TIME FOR FORCE MAJEURE: In the event the completion of the Work is unavoidably delayed without any fault or negligence of Contractor by any cause beyond the reasonable control of Contractor, including, but not limited to, unavoidable casualty, unavoidable delays in delivery of required materials, strikes, embargoes, government orders or other requirements, acts of civil or military authorities, or other emergency conditions, Contractor shall be entitled to an appropriate extension of the completion date provided Contractor has given written notice, which notice shall include (1) the cause of such delay (attaching any substantiating documentation related thereto); and (2) the anticipated length of such delay, to Cox within five (5) days of any incident for which a delay is claimed. The price to be paid by Cox will not be increased because of delay. Modification of production schedule and/or completion dates shall be at the reasonable discretion of Cox and shall commence immediately upon written acceptance by Cox.


         10.      CHANGE ORDERS:


                  10.1. Cox may, from time to time by delivery of a Change Order, make changes to a Work Order or in the manner of Contractor's performance thereunder, including without limitation changes in requirements, specifications, designs, drawings, method of shipment or packing, time and place of delivery or acceptance and changes which require additional Work or which delete Work, and Contractor shall proceed immediately with performance under this Master Agreement and the applicable Work Order, as changed. If any such change causes an increase or decrease in the cost of or the time required for performance of the Work Order, an equitable adjustment shall be made (i) in the Work Order price or time of performance, or both, and (i~) in such other provisions of this Master Agreement as may be affected, and this Master Agreement and the applicable Work Order shall be modified in writing accordingly. Any claim by Contractor for equitable adjustment under this clause must be asserted within thirty (30) days from the date of receipt by Contractor of the notification of the Change Order and prior to performance of such change. In the event that parties are unable to agree upon the equitable adjustment, settlement shall be handled pursuant to the Arbitration paragraph of this Master Agreement.


                  10.2. Contractor shall insert, and shall cause to be inserted, a clause in all subcontracts of every tier permitting changes to the extent and in the manner herein provided.


                  10.3. No modifications or alterations of the Work Order shall be permitted except by Change Order issued by Cox.


         11.      STOP WORK ORDER.


                  11.1. Cox may, from time to time, and by written Stop Work Order issued by the Cox, require Contractor to stop all or any part of the Work under this Master Agreement for a period of up to ninety (90) days. Upon receipt of such Stop Work Order, Contractor shall forthwith comply with its terms and take all reasonable steps to minjmize the incurring of costs in the Work covered by the Stop Work Order. Within the period of a Stop Work Order, Cox shall either cancel the Stop Work Order or terminate the Work covered by the Stop Work Order pursuant to the Termination paragraph of this Master Agreement. Upon . cancellation of a Stop Work Order, Contractor shall resume Work.


                  11.2. If any Stop Work Order causes an increase in the cost of or the time required for the performance of any Work under that Work Order or otherwise affects any other provision of this Master Agreement and Contractor so notifies Cox in writing within thirty (30) days after the end of the period of Work stoppage, an equitable adjustment shall be made (i) in the amount to be paid Contractor or time of performance or both; and (ii) in such other provisions of this Master Agreement and applicable Work Order as may be affected, and the applicable Work Order shall be amended by a Change Order issued pursuant to Paragraph 10 of this Master Agreement. In the event the parties are unable to agree upon the equitable adjustment, it shall be handled pursuant to the Arbitration paragraph of this Master Agreement.


                  11.3. Contractor shall insert, or shall cause to be inserted, a clause in all subcontracts of every tier permitting Stop Work Orders to the extent and in the manner herein provided.


         12.      CONSTRUCTION BY COX OR THIRD PARTIES. Cox reserves the right
(i) to perform construction, installation or operations on the System with Cox's employees, and/or (ii) to award separate contracts to third parties in connection with the Work or with other portions or segments of the System.


         13. CONTRACTOR'S OBLIGATIONS: In addition to any other obligation of Contractor contained herein, Contractor will, at Contractor's expense:


                  13.1. Furnish, any state, county, or municipal licenses which may be required for the Work to be performed.


                  13.2. Pay all taxes required by law in connection with the Work, including business privilege, sales, use, and similar taxes, and shall secure and pay for all licenses and permits necessary for proper completion of the Work, all as required by law of the place where the Work is to be performed.


                  13.3. Keep the Work sites free of debris, rubbish and scrap material in order to maintain an environment safe and courteous to the public and to minimize System down time.

                  13.4. Maintain a suitable warehouse in the Work area of the System and shall safely store and control in the warehouse all items for incorporation into the System. Contractor shall give Cox reasonable access to warehouse.


         14.      DISCLOSURE OF INFORMATION.


                  14.1. Any information delivered or disclosed by Cox to Contractor incidental to or in connection with performance of or included in this Master Agreement or a Work Order, and whether such delivery or disclosure occurred before or after execution of this Master Agreement, shall be used only to the extent necessary for performance of the respective Work Order and this Master Agreement and may be duplicated for or disclosed to only those persons within Contractor's control having a need to know for purposes of performance pursuant to the respective Work Order and this Master Agreement. Such information includes, without limitation, any information concerning Cox's business, products, methods, procedures, services, equipment and facilities and location and design thereof, regardless of the form or method of communication.


                           (1) Contractor shall accord and shall cause such
employees, subcontractors or agents of Contractor to accord to all such information such protection as is necessary to prevent any other use, duplication, or disclosure, which protection shall be no less than that which Contractor accords to its proprietary or confidential information. Upon completion of performance or termination or cancellation of this Master Agreement, Contractor shall deliver to Cox all items embodying such information, then in its possession or in the possession of such subcontractors or shall certify that all such items have been destroyed.


                           (2) The restrictions set forth above shall not apply
to any such information that is known, or that is subsequently made known, to the general public provided such knowledge is not due to acts or omissions of Contractor or such employees, subcontractors or agents of Contractor, and shall not apply to disclosures made pursuant to governmental or judicial requirement or order.


         14.2. Unless written consent of Cox shall be first obtained, Contractor shall not in any manner advertise or publish or release for publication any statement mentioning Cox or the fact Contractor is furnishing or has furnished or contracted to furnish to Cox the Work, and shall impose such restrictions on all subcontractors of any tier, provided that the foregoing shall not restrict disclosures made pursuant to governmental or judicial requirement or order, after notice to Cox and affording it a reasonable opportunity to review and comment on such disclosure.


         14.3. The obligations contained in this clause shall endure for a period of five (5) years from date of such delivery or disclosure, notwithstanding the period of performance of or the termination or cancellation of this Master Agreement.


         15. INDEPENDENT CONTRACTOR RELATIONSHIP: Cox and Contractor intend that the relationship between them created by this Master Agreement is that of independent contractor. No agent, employee, servant or subcontractor of Contractor shall be deemed to be the agent, employee, servant or subcontractor of Cox. Cox is interested only in the results obtained under this Master Agreement; the manner and means of conducting the Work in compliance with the Specifications are under the control of Contractor. None. of the benefits provided by Cox to its employees, including, but not limited to, compensation and unemployment insurance, are available from Cox to Contractor or its agents, employees, servants or subcontractors. Contractor will be solely and entirely responsible for its acts and the acts of its agents, employees, servants and subcontractors during the performance of this Master Agreement.


         16. EMPLOYMENT OF COMPETENT EMPLOYEES AND PERSONNEL: Contractor shall maintain adequate, competent and necessary supervisory personnel and employees on the job to perform and carry out the terms of this Master Agreement in an expeditious, safe, and satisfactory manner. Contractor shall, at all times, perform its Work on the System in a good and workmanlike manner in accordance with the Work Order, including but not limited to, the Specifications, design maps and strand maps, and other. reasonable instructions of Cox. Contractor shall have a Project Manager available at all times on site who shall be an authorized representative of Contractor with full authority to act for and make decisions for Contractor on all matters relating to the Work. Contractor's Project Manager shall be mutually agreed upon in writing between Cox and Contractor. Contractor may change the Project Manager only by compliance with Paragraph 30.


                  Contractor shall maintain adequate, qualified, experienced, neat appearing and necessary supervisory and other personnel on the job to carry out the Work under this Master Agreement. Contractor shall at all times enforce strict discipline and maintain good order among the workmen engaged in the Work, and shall cause such workmen to observe all reasonable performance and safety rules and regulations as may be applicable to the performance of this Master Agreement. Contractor shall not employ any unfit person or anyone not skilled in the portion of the Work assigned to him and will perform adequate background checks on all of its prospective employees engaged In the performance of this Master Agreement, including, but not limited to, criminal background checks and pre-employment drug screening, to ensure the suitability of its work force to perform hereunder.


         17. SAFETY: Contractor shall take all safety measures that would be taken by a prudent Contractor in the performance of the Work. Contractor shall be responsible for the timely installation, maintenance, and use of all equipment necessary in connection with such safety measures and shall promptly remove same when it is no longer needed. Contractor shall report to Cox promptly in writing within twelve (12) hours of each known incident arising directly or indirectly from the performance of any of the Work under this Master Agreement and resulting in personal injury, including death, or property damage.


Contractor agrees that the Work performed under this Master Agreement, including the products of Work, shall comply with the requirements of all applicable laws, regulations, and standards pertaining to safety and health, including specifically, but without limitation, the requirements of the Occupational Safety and Health Act of 1970, as amended.


         18. CONTROLLED SUBSTANCE ABUSE: Cox is a company committed to take all reasonable steps to establish and maintain a safe, healthy and efficient working environment for all persons. Under this Master Agreement, Cox reserves the right to verify that chemical substance abuse testing for the commonly abused drugs are implemented by Contractor as a condition of employment for employees of Contractor. These tests should be performed at an approved medical facility and at the cost of Contractor. Contractor must reserve the right to refuse employment to any individual failing to pass this procedure. The rights of Cox and the obligations of Contractor under this Paragraph shall not impair the agreement and understanding set forth in Paragraph 15 of this Master Agreement.


         19. CONTRACTOR SHALL MAINTAIN POliCIES OF EMPLOYMENT AS FOLLOWS:


         19.1. Contractor shall not discriminate against any employee or applicant for employment because of race, religion, color, sex, national origin, physical handicap not related to job performance or age. Contractor shall ensure that employment decisions are made, and employees are treated during employment, without regard to their race, religion, color, sex, national origin, physical handicap not related to job performance or age. Such policy shall include, but not be limited to, the following: employment, upgrading, demotion or transfer; recruitment or recruitment advertising; layoff or termination; rates of pay or other forms of compensation; and selection for training, including apprenticeship. Contractor agrees to post in conspicuous places, available to employees and applicants for employment, notices setting forth the policies of non-discrimination.


         19.2. Contractor shall, in all solicitations or advertisements for employees placed by it or on their behalf, state that all qualified applicants will receive consideration for employment without regard to race, religion, color, sex, national origin, physical handicap not related to job performance or age.


         19.3. The obligations of Contractor under this Paragraph 19 shall not impair the agreement and understanding set forth in Paragraph 15 of this Master Agreement.

         20. CONTRACTOR'S RIGHT TO SUBCONTRACT WORK: Contractor shall, as soon as practical after execution of this Master Agreement, furnish in writing to Cox the names of all subcontractors to be utilized in performing the Work. The use of all subcontractors shall be approved in writing by Cox. Cox reserves the right to withhold payment for Work accomplished by any subcontractor for which authorization has not been given contractor and further reserves the right to make payments directly to said subcontractor. Contractor agrees that every subcontractor shall agree to be bound by and perform in accordance with all the terms and conditions of this Master Agreement. No subcontracting of the Work shall release Contractor from any of its obligations or liabilities hereunder. Contractor shall be solely responsible to Cox for the acts or omissions of any subcontractor. Cox reserves the right to require performance and labor bonds for any subcontractors doing Work hereunder.


         21. UTILIZATION OF MINORITY BUSINESS ENTERPRISES: It is the policy of Cox that minority business enterprises and female business enterprises shall have the maximum practicable opportunity to participate in the performance of contracts. The term "minority" includes:


                  A. African American (all persons having origins in any of the Black African racial groups not of Hispanic origin);


                  B. Hispanic (all persons of Mexican, Puerto Rican, Cuban, Central or South American or other Spanish culture or .origin, regardless of race);


                  C. Asian and Pacific Islander (all persons having origins in any of the original peoples of the Far East, Southeast Asia, the Indian Subcontinent, or the Pacific Islands); and


                  D. American Indian or Alaskan Native (all persons having origins in any of the original peoples of North America and maintaining identifiable tribal affiliations through membership and participate on or community identification).


The term "minority business enterprise," as used in this Master Agreement, shall mean a business which is at least 51% owned and operated by minority group members. The term "female business enterprise," as used in this Master Agreement, shall mean a business which is at least 51% owned and operated by females. The term 'operated,' as used in this Paragraph 21, shall mean active management of the enterprise and shall include but not be limited to participation in the implementation and effectuation of personnel practices and procedures, financial decisions of the enterprise, and the progress of the project.


The spirit and intent of Cox's commitment is that Contractor shall use its best efforts to utilize both minority and female owned and operated business enterprises by placing at least L% of the dollar volume of all subcontracts and material orders with such enterprises.


Contractor agrees to maintain records showing actual participation and the procedures which have been adopted to comply with the minority business enterprise and female business enterprise program including, but not limited to, specific efforts to identify and award contracts to minority business enterprises and female business enterprises and records which show that the minority business enterprises are in fact owned and operated by at least 51% minority group members and that female business enterprises are in fact owned and operated by at least 51% females.


The obligations of Contractor under this Paragraph 21 shall not impair the agreement and understanding set forth in Paragraph 15 of this Master Agreement.


         22. INSURANCE: In order to carry out Contractors' obligations under this Attachment, Contractor and any subcontractor, agent, or representative of Contractor, during the progress of Work, shall provide insurance limits no less than the following:


                  A. Worker's Compensation Insurance. in limits with coverage as required by the applicable Workers Compensation statute; and Employers liability coverage with limits of

         $500,000 each accident, $500,000 each Employee by disease and $500,00.0 policy limit, by disease;


                  B. Commercial General liability .coverage for Third Party liability arising out of the operations performed by Contractor including, but not limited to, completed operations and contractual liability. Such liability shall include that assumed under Paragraph 23 of this Master Agreement entitled "Indemnification.. limits shall be for Bodily Injury and Property Damage . $1,000,000 and Personal Injury .$1,000,000 combined single limit, per occurrence;


                  C. Commercial Automobile liability .coverage for Third Party Liability arising out of the operation or use of any owned, non-owned or hired vehicle in conjunction with this Master Agreement. limits shall be for Bodily Injury and Property Damage -$1,000,000 combined single limits, per occurrence; and


                  D. Umbrella Liability -coverage excess of the before mentioned coverages/limits for Employers liability, Commercial General liability and Commercial Automobile liability in the amount of $2,000,000 for each occurrence.


Prior to commencing performance of this Master Agreement, Contractor and any subcontractor , agent or representative thereof shall furnish Cox a certificate of insurance from insurance carriers satisfactory to Cox, verifying that the insurance required to be maintained is in full force and effect throughout the term of this Master Agreement. Further, Cox shall be given thirty (30) days written notice prior to any material change, expiration or cancellation of said insurance. Contractor shall provide Cox with an endorsement from the applicable carriers naming Cox as an Additional Insured (Commercial General liability, Commercial Automobile liability and Umbrella liability) under the policy. All policies as stated in this Master Agreement shall include a Waiver of Subrogation in favor of Cox.


         23. INDEMNIFICATION: Contractor shall indemnify, hold harmless and defend Cox, its officers, employees, parents, subsidiaries, agents and affiliates, from and against any and all demands, claims, suits, costs of defense, attorneys fees, witness fees, including expert witness fees, liabilities and other expenses including damage to property or for injury to or death of any person, including, but not limited to any employee, agent; servant, independent contractor or subcontractor of Contractor, or a member or members of the general public, in any way arising directly or indirectly from or in connection with the construction, installation or other performance of the terms of this Master Agreement by Contractor, its employees, subcontractors or agents, excluding only loss or liability attributable directly to the sole negligence of Cox. Contractor expressly assumes the burden of proof regarding all causation issues hereunder.


         24. LIENS AND ENCUMBRANCES: Contractor agrees that it will take all steps necessary to ensure that each person or company furnishing materials, supplies or services in connection with the Work to be performed under this Master Agreement, excluding items being provided by Cox, is promptly paid and Contractor agrees to indemnify and hold harmless Cox from any and all claims arising therefrom, including the right of Cox, in case of default, to make direct payments to said persons or companies furnishing materials, supplies or services and deducting said payments from amounts otherwise due Contractor. Such payments will only be made after Cox has determined from Contractor that default is not a result of a good faith dispute. In this regard, Contractor shall, if requested by Cox, before being entitled to receive payment for any subsequent Work, furnish to Cox all bills paid to date, properly receipted and identified, covering any Work done on and any materials furnished for the Work. Further, on the completion of the Work, Contractor shall furnish to Cox evidence in the form of a contractor's affidavit and/or, at Cox's option, waivers of liens from all subcontractors, materialmen or suppliers, that all bills both for labor and materials have been paid in full before being entitled to receive final payment. At Cox's request, all such affidavits or waivers shall be in form and substance satisfactory to a national title insurer to ensure free and clear of any lien rights. .Contractor shall discharge any lien, encumbrance or charge arising out of the Work of any contractor, mechanic, laborer or material contracted for by Contractor within 5 days of notice thereof.

         25. PERFORMANCE AND PAYMENT BOND: At Cox's election with respect to this Master Agreement or any Work Order, Contractor shall obtain, within ten
(10) days after the signing of any Work Order, Performance and Payment Bonds in favor of Cox to assure the substantial performance by Contractor of the provisions of this Master Agreement or any Work Order, each in the amount at least equal to the total cost of the Work to be performed pursuant to this Master Agreement and any Work Order. These bonds shall remain in effect throughout the term of this Master Agreement or any Work Order and for a period of one (1) year thereafter and shall be issued with language satisfactory to Cox. All bonds must be obtained from a surety company listed on the U.S. Department of Treasury list, duly licensed or authorized in the jurisdiction in which the Work is being performed and, if signed by an agent, must be accompanied by a certified copy of such agent's authority to act. If Cox makes the election described above, Contractor, through its surety, shall furnish Cox with the bonds required hereunder prior to commencing any Work pursuant to this Master Agreement or any Work Order. There shall be recoverable by Cox jointly and severally from the principal and surety any and all damages, losses, costs and expenses, including reasonable attorneys' fees, suffered or incurred by Cox resulting from the failure of Contractor to comply with the provisions of this Master Agreement, including; but not limited to failure to complete satisfactorily all Work and failure to pay in full subcontractors, materialmen and/or suppliers. If the surety on any bond furnished by Contractor is declared a bankrupt or becomes insolvent, or its right to do business is terminated in any state where any Work is being performed, or ceases to meet the requirements of this Paragraph 25, Contractor shall immediately thereafter substitute another bond and surety, both of which must be acceptable to Cox.


         26. TERMINATION:


                  26.1. If Contractor fails to perform any of its contractual obligations under this Master Agreement or any Work Order and does not correct the failure after ten (10) days written notification from Cox, Cox may, in addition to and without waiving any other rights or remedies available to it at law or in equity, at its sole option:


                           (a) proceed against the bonds required under Paragraph 25 and the surety to recover any and all expenses including reasonable attorney fees; and/or


                           (b) terminate this Master Agreement and pursue claims for its damages at law or in equity.


         26.2. If Cox fails to perform its material obligations under this Master Agreement and any Work Order and does not correct the failure after thirty (30) days written notification from Contractor, . Contractor may terminate this Master Agreement.


         26.3. Cox may terminate this Master Agreement without cause and without liability by giving Contractor at least 30 days written notice.


         26.4. If this Master Agreement is terminated pursuant to Subparagraph?
26.2 or 26.3 above, Contractor shall be entitled to receive payment for Work completed and approved, subject to any offsets or adjustments as provided herein.


                           If Cox gives notice as provided pursuant to
Subparagraph 26.1 above, Cox may correct any deficiencies in the Work and deduct the cost thereof from any payments due Contractor. Alternatively, at Cox's option, it may terminate this Master Agreement and take possession of the System or the Work Area and of all materials, equipment, and tools, and may finish the Work by whatever means Cox may deem expedient. If the costs to complete the Work exceed the unpaid balance under this Master Agreement, Contractor shall promptly pay the difference to Cox.


         26.5. On any termination, Contractor shall turn over to Cox all maps, documents, information, materials and copies connected with the Systeh1 and the Work.

         The warranty provisions set forth in Paragraph 71 and the indemnification provision contained in Paragraph 23, shall survive any termination pursuant to this Paragraph 26.


         27. ARBITRATION: Any controversy or claim arising out of or relating to this Master Agreement shall be exclusively and finally settled by arbitration in accordance with the rules of the American Arbitration Association.


         28. PICKET LINES: It is understood and agreed by the parties herein that as an express condition of this Master Agreement between Cox and Contractor, Contractor agrees that its officers, managers and employees will at all times continue and carry on without interruption the Work which is the subject of this Master Agreement and that the officers, managers and employees of Contractor will at no time refuse to cross any picket line adjacent to any Cox facility or work site. Furthermore, the failure of any officer, manager or employee of Contractor to cross any picket line adjacent to any Cox facility or work site shall not constitute excuse from performance of any obligation under this Master Agreement and will be considered an event of default under this Master Agreement and shall give Cox the right to terminate immediately this Master Agreement.


         29. ASSIGNABILITY OF THIS MASTER AGREEMENT: Contractor may not assign its rights and obligations under this Master Agreement without the prior written consent of Cox, which may be withheld in the sole discretion of Cox. Cox may assign any of its rights under this Master Agreement, without Contractor's consent, to any affiliate of Cox, or pursuant to a merger stock sale or sale or exchange of substantially all the assets of Cox.


         30 HOW NOTICE IS TO BE GIVEN: All notices pursuant any Work Order or to this Master Agreement shall be in writing and delivered in person or mailed to the other party (certified mail, return receipt requested) at the following address or such other address as either party hereto may, by similar notice, to the other:

             TO CONTRACTOR:    Name Midwest Cable Communication of Arkansas Inc.
                               Address 7125 Mcquire Rd Fayetteville, AR 72704
                               Contact Person Larry Garriott

             TO COX:           Cox Communications
                               Address 3015 SSE Loop 323 Tyler, TX 75701
                               Contact Person Timothy Johnson

Notices shall be deemed received on the date of delivery if hand delivered (with confirmation) or three (3) days following deposit in the United States mail if sent by certified mail.


         31. LAW TO PREVAIL: This Master Agreement and any Work Order shall be construed according to and governed by the laws of the state where the Work is to be performed.


         32. WAIVER: Failure of Cox to "exercise any of its remedies as set forth in this Master Agreement or at law or in equity in the event of any default by Contractor shall not constitute a waiver of the right of Cox to exercise the same in the event of a subsequent default.


         33. SEVERABILITY OF VOID PROVISIONS: The parties hereto expressly agree in the event that any provision of this Master Agreement is declared void for any reason whatsoever by any court of competent jurisdiction, the remaining provisions of this Master Agreement shall nevertheless remain binding with the same force and effect as though the void provisions are deleted.


         34. PARTIES TO EXECUTE NECESSARY DOCUMENTS: The parties hereto or their personal representatives shall execute all necessary documents required to carry out the terms of this Master Agreement.

         35. AGREEMENT BINDING ON SUCCESSORS: Subject to the prohibition in transfer set forth in Paragraph 29, this Master Agreement and all the provisions thereof shall be binding upon heirs, executors, administrators, legal representatives, successors, and permitted assigns of the respective parties hereto.


         36. TIME IS OF THE ESSENCE. Time shall be of the essence in interpreting the provisions of this Master Agreement and any Work Order.


         37. .ENTIRE AGREEMENT: This Master Agreement, together with any Work Orders and Change Orders, constitutes the entire agreement between the parties and supersedes all prior terms and agreements. Except as otherwise expressly provided herein, the provisions of this Master Agreement shall not be modified, contradicted or amended except in a written document signed by an authorized representative of each party.

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals the date first mentioned above.





                              COX:

                              TCS Cable d/b/a COX COMMUNICATIONS


                              By:
                                  ---------------------------------
                              Title:   Director of Construction MAC Group
                              Date: 10/1, 2000



                              CONTRACTOR:

                              Midwest Cable Communications of Arkansas


                              By: /s/ Larry Garriot
                                  ---------------------------------
                              Title: Vice President
                              Date: 10-1-, 2000

                            COMPOSITE ATTACHMENT "A"


                            CONTENTS FOR WORK ORDER:





Schedule "1" -    "Work Order;"


Schedule "2" -    "Statement of Work;"


Schedule "3" -    "Performance Schedule;"


Schedule "4" -    "Pricing;"


Schedule "5" -    "Tools and Equipment to be Supplied by Cox;"


Schedule "6" -    "Specifications;"


         and, where applicable,


Schedule "7" -    "Change Order;"


Schedule "8" -    "Stop Work Order,"


Schedule "9" -    "Certification of Independent Price Determination"

                                  SCHEDULE "1"


                                   WORK ORDER


                                            WORK ORDER # Various
                                            DATE October 1st, 2000
                                            MASTER AGREEMENT DATED:_10/01/2000



Contractor        Midwest Cable Communications of Arkansas
                  Address 7125 Mcquire Rd Fayetteville AR 72704

Contractor's Representative Larry Garriott


Cox Representative Ed Fairchild


Cox Contract Administrator Timothy Johnson


Work Start Date In Progress Work


Complete Date N/A


Work Location(s): Fayetteville, Fort Smith, various systems in NW Ark Region, Arkadelphia, Hot Spring Village.


Additional WORK ORDER Schedules:


|X| 2. Statement of Work

|_| 3. Performance Schedule (if applicable)


|X| 4. Pricing


|X| 5. Tools and Equipment to be Supplied by Cox (if applicable) I:t3

|X| 6. Specifications/Preconstruction Procedures O

|_| 7. Change Order(s)

|_| 8. Stop Work Order(s)

|_| 9. Other:


Execution of this Work Order by Contractor is a representation that (1) Contractor has visited and is familiar with the System and the Work Locations stated above, (2) is familiar with all local conditions under which Work may be performed, and (3) is capable of performing all Work required by this Work Order.


CONTRACTOR:                                   COX:



Midwest Cable Communication of Arkansas Inc.  TCA Cable d/b/a Cox Communications


By /s/ Larry Garriot                          By
   -----------------
Title Vice President                          Title: Director of Construction
                                                     Mac Group

                             Contractor Midwest Cable Communications Of Ark Inc.
                             Date: 10/01/2OQO
                             Work Order Various

                          SCHEDULE 2. STATEMENT OF WORK


DESCRIPTION: The placment of U/G CATV lines in the systems that were listed in the work order. The U/G portion of these rebuilds will be approximately 700 miles of construction.























INCORPORATING


Bid Documents Number


Drawings Numbers





CONTRACTOR:                                       COX:

Midwest Cable Communication of Arkansas, Inc.     TCA Cable d/b/a Cox
                                                   Communications


By /s/ Larry Garriott                             By
   ------------------
Title Vice President                              Title Director of Construction
                                                  Mac Group

                            Contractor Midwest Cable Communications of Ark Inc.
                            Date: 10/0112000
                            Work Order # Various




                         SCHEDULE3 - PERFORMANCESCHEDULE


DESCRIPTION:                                                  COMPLETION DATE:





                                    N/A























CONTRACTOR:                                      COX:

Midwest Cable Communication of Arkansas, Inc.    TCA Cable d/b/a Cox
                                                 Communications


By /s/ Larry Garriott                            By
   ------------------
Title Vice President                             Title Director of Construction
                                                 Mac Group

               Contractor Midwest Cable Communications of Ark Inc.
                                    Date: 10/01/2000
                                    Work Order # Various


                               SCHEDULE 4. PRICING

|_|      1.    Work shall be performed for the fixed-price sum $______________.





                        -or -





X        2.    The attached unit prices will apply as follows:





                        -and/or-


|_|      3.    The attached Cox uniform pricing schedule will apply.





         4.    INVOICE INTERVAL Weekly








CONTRACTOR:                                      COX:

Midwest Cable Communication of Arkansas, Inc.    TCA Cable d/b/a Cox
                                                  Communications


By /s/ Larry Garriott                            By
   ------------------
Title Vice President                             Title Director of Construction
                                                  Mac Group

                      COX ITEMIZED CONSTRUCTION PRICE LIST

                                                              For Midwest cable for NW Arkansas Region
                                                              March 2000
                                                              page 1

---------------------------------------------------------------------------------------------------------- ------------ ------------
PAGE 1                              DESCRIPTION
---------------------------------------------------------------------------------------------------------- ------------ ------------
                           OVERHEAD STRAND PLANT                                                           PRICE        UNIT
---------------------------------------------------------------------------------------------------------- ------------ ------------
Install Screw Anchor                                                                                                    ea.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Install Bust Anchor                                                                                                     ea.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Install Rock Anchor                                                                                                     ea.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Install Down Guy                                                                                                        ea.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Install Auxiliary Eye Attachment                                                                                        ea.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Install 1/4" Strand and Hardware                                                                                        cbs ft.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Install 5/16" Strand and Hardware                                                                                       cbs ft.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Install Fiberglass Extension Arm                                                                                        ea.
---------------------------------------------------------------------------------------------------------- ------------ ------------
"J" Hook Strand                                                                                                         cbs ft.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Continuity Bonds on Existing Strand                                                                                     ea.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Power Bonds without Vertical                                                                                            ea.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Vertical with CATV Ground Rod                                                                                           ea.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Frame Metal or Concrete Pole with Banding                                                                               ea.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Composite New Strand Plant (includes all anchors, downguys, bonds, etc.)                                                cbs ft.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Composite Rebuild Strand Plant (includes "J" hooking old strand)                                                        cbs ft.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Replace Single Bolt Hardware with Three Bolt Hardware                                                                   ea.
---------------------------------------------------------------------------------------------------------- ------------ ------------

---------------------------------------------------------------------------------------------------------- ------------ ------------

---------------------------------------------------------------------------------------------------------- ------------ ------------
                           OVERHEAD COAXIAL CABLE PLANT                                                    PRICE        UNIT
---------------------------------------------------------------------------------------------------------- ------------ ------------
Install Trunk Cable (includes up to 2 coax cables and doublelash all trunk)                                             cbs ft.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Install Feeder Cable (includes up to 2 coax cables and backfeeds)                                                       cbs ft.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Install Each Additional Cable                                                                                           cbs ft.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Overlash Coaxial Cable on existing Coaxial Cable or Existing Fiber Cable                                                cbs ft.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Splicing (includes all actives and passives in trunk and feeder plant)                                                  cbs ft.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Install Standby Power Supply and Meter Loop                                                                             ea.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Install Standby Power Supply at Existing Meter Loop                                                                     ea.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Install Non-Standby Power Supply and Meter Loop (includes vertical)                                                     ea.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Install Non-Standby Power supply at Existing Meter Loop                                                                 ea.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Plant Activiation (meter balance+3dBmv and end of line continuity checks)                                               cbs ft.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Install Amplifier Test Leads                                                                                            ea.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Composite overhead coaxial (lash all cable, all bonds & verticals not included in strand)                               cbs ft.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Set stub pole for poer supply                                                                                           ea.
---------------------------------------------------------------------------------------------------------- ------------ ------------

---------------------------------------------------------------------------------------------------------- ------------ ------------
                           OVERHEAD COAXIAL CABLE WRECKOUT                                                 PRICE        UNIT
---------------------------------------------------------------------------------------------------------- ------------ ------------
Wreckout Old Cable Plant and Dispose                                                                                    cbs ft.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Remove Screw Anchor (unscrew or cut off below grade 12")                                                                ea.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Remove Bust Anchor (unscrew and pull rod or cut below grade 12")                                                        ea.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Remov Standby Power Supply and Meter Loop                                                                               ea.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Remove Non-Standby Power Supply and Meter Loop                                                                          ea.
---------------------------------------------------------------------------------------------------------- ------------ ------------

---------------------------------------------------------------------------------------------------------- ------------ ------------

---------------------------------------------------------------------------------------------------------- ------------ ------------

PAGE 2                     OVERHEAD COAXIAL CABLE RETRO-FIT                                                PRICE        UNIT
---------------------------------------------------------------------------------------------------------- ------------ ------------
Delash/Relash (backtie and keep existing plant active)                                                                  cbs. ft.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Install trunk or bridger amplifier (new location)                                                                       ea.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Install line extender amplifier (new location)                                                                          ea.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Instal two-way splitter or directional coupler (new location)                                                           ea.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Install three-way splitter (new location)                                                                               ea.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Remove and replace trunk or bridger amplifier (same location)                                                           ea.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Remove and replace line extender amplifier (same location)                                                              ea.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Remove and replace two-way splitter or directional coupler (same location)                                              ea.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Remove and replace three-way splitter (same location)                                                                   ea.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Remove and replace directional tap (same location, includes all drop and trap transfers                                 ea.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Remove and replace any size splice (same location)                                                                      ea.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Chance tap face plate (includes all drop and trap transfers)                                                            ea.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Remove old trunk or bridger amplifier and splice cable(s)                                                               ea.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Remove old line extender amplifier and splice cable(s)                                                                  ea.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Remove old two-way or three way splitter or directional coupler and splice cable(s)                                     ea.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Remove old directional tap and splice cable(s)                                                                          ea.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Composite Resplice Retro-Fit (includes all required equipment installation)                                             cbs ft.
---------------------------------------------------------------------------------------------------------- ------------ ------------

---------------------------------------------------------------------------------------------------------- ------------ ------------
                           MISCELLANEOUS CHARGES                                                           PRICE        UNIT
---------------------------------------------------------------------------------------------------------- ------------ ------------
Tree Trimming                                                                                                           cbs. ft.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Trailer Setup (less than 500 feet)                                                                                      ea.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Install Coaxial Riser                                                                                                   ea.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Splice Tie Point (feed new plant with old plant or feed old plant with new plant)                                       ea.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Hourly Charge (1 crewman with truck)                                                                                    per hour
---------------------------------------------------------------------------------------------------------- ------------ ------------
Hourly Charge (2 crewman with truck)                                                                                    per hour
---------------------------------------------------------------------------------------------------------- ------------ ------------
Instal tree guard                                                                                                       ea.
---------------------------------------------------------------------------------------------------------- ------------ ------------

---------------------------------------------------------------------------------------------------------- ------------ ------------
                           OVERHEAD FIBER CABLE CONSTRUCTION                                               PRICE        UNIT
---------------------------------------------------------------------------------------------------------- ------------ ------------
Overlash 1 Fiber Cable (any size)                                                                                       cbs ft.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Overlash 2 Fiber Cables (any size)                                                                                      cbs ft.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Overlash 3 Fiber Cables (any size)                                                                                      cbs ft.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Lash 1 Fiber Cable on Clean Strand (any size)                                                                           cbs ft.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Lash 2 Fiber Cables on Clean Strand (any size)                                                                          cbs ft.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Lash 3 Fiber Cables on Clean Strand (any size)                                                                          cbs ft.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Delash/Relash 1 Fiber Cable (any size)                                                                                  cbs ft.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Delash/Relash 2 Fiber Cables (any size)                                                                                 cbs ft.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Delash/Relash 3 Fiber Cables (any size)                                                                                 cbs ft.
---------------------------------------------------------------------------------------------------------- ------------ ------------

---------------------------------------------------------------------------------------------------------- ------------ ------------

---------------------------------------------------------------------------------------------------------- ------------ ------------
*Splice Fiber (up to & including 36 splices, using TCA or Contractors splicer, per location)               *            ea.
---------------------------------------------------------------------------------------------------------- ------------ ------------
*Splice Fiber (up to & including 72 splices, using TCA or Contractors splicer, per location)               *            ea.
---------------------------------------------------------------------------------------------------------- ------------ ------------
*Splice Fiber (up to & including 108 splices, using TCA or Contractors splicer, per location)              *            ea.
---------------------------------------------------------------------------------------------------------- ------------ ------------
*Splice Fiber (up to & including 144 splices, using TCA or Contractors splicer, per location)              *            ea.
---------------------------------------------------------------------------------------------------------- ------------ ------------
*Splice Fiber (up to & including 180 splices, using TCA or Contractors splicer, per location)              *            ea.
---------------------------------------------------------------------------------------------------------- ------------ ------------
*Splice Fiber (up to & including 216 splices, using TCA or Contractors splicer, per location)              *            ea.
---------------------------------------------------------------------------------------------------------- ------------ ------------

---------------------------------------------------------------------------------------------------------- ------------ ------------
Install Fiber Splice Closure                                                                               *            ea.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Install Fiber Receiver (includes installatoin of coaxial cables)                                           *            ea.
---------------------------------------------------------------------------------------------------------- ------------ ------------

---------------------------------------------------------------------------------------------------------- ------------ ------------

PAGE 3                     UNDERGROUND CONSTRUCTION                                                        PRICE        UNIT
---------------------------------------------------------------------------------------------------------- ------------ ------------
Trench 18" and Place up to 2" PVC Pipe (dirt)                                                                           trench ft.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Trench 24" and Place up to 2" PVC Pipe (dirt)                                                                           trench ft.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Trench 30" and Place up to 2" PVC Pipe (dirt)                                                                           trench ft.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Backhoe 18" and Place up to 2" PVC Pipe (dirt)                                                                          trench ft.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Backhoe 24" and Place up to 2" PVC Pipe (dirt)                                                                          trench ft.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Backhoe 30" and Place up to 2" PVC Pipe (dirt)                                                                          trench ft.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Hand Dig 18" and Place up to 2" PVC Pipe (dirt)                                                                         trench ft.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Hand Dig 24" and Place Up to 2" PVC Pipe (dirt)                                                                         trench ft.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Hand Dig 30" and Place up to 2" PVC Pipe (dirt)                                                                         trench ft.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Extra depth in 1" Increments Below 30" (dirt)                                                                           trench ft.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Place Additional pipe in Trench, each                                                                                   trench ft.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Bore and place up to 2" PVC Pipe (dirt)                                                                                 trench ft.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Place Additional Pipe in Bore, up to 2" PVC Pipe                                                           *            trench ft.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Bore and Place up to 4" PVC Pipe (dirt)                                                                                 trench ft.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Trench 18" and Place up to 2" PVC Pipe (chunk rock)                                                                     trench ft.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Trench 24" and Place up to 2" PVC Pipe (chunck rock)                                                                    trench ft.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Trench 30" and Place up to 2" PVC Pipe (chunck rock)                                                                    trench ft.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Backhoe 18" and Place up to 2" PVC Pipe (chunk rock)                                                                    trench ft.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Backhoe 24" and Place up to 2" PVC Pipe (chunk rock)                                                                    trench ft.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Backhoe 30" and Place up to 2" PVC Pipe (chunk rock)                                                                    trench ft.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Hand Dig 18" and Place up to 2" PVC Pipe (chunk rock)                                                                   trench ft.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Hand Dig 24" and Place up to 2" PVC Pipe (chunk rock)                                                                   trench ft.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Hand Dig 30" and Place up to 2" PVC Pipe (chunk rock)                                                                   trench ft.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Extra Depth in 12" Increments Below 30" (chunk rock)                                                                    trench ft.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Bore in Rock and lace up to 2" PVC Pipe                                                                                 trench ft.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Saw Rock and Place up to 2" PVC Pipe (16" to 18" deep)                                                                  trench ft.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Cut and Restore Asphalt                                                                                                 sq. ft.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Cut and Restore Concrete                                                                                                sq. ft.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Remove and Replace Sod                                                                                                  sq. ft.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Blow String through Conduit                                                                                             trench ft.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Pull/Push Coaxial Cable in Conduit                                                                                      trench ft.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Push/Pull Fiber or Cable in Conduit                                                                        *            trench ft.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Coaxial Cable Splicing (same as overhead coaxial cable splicing)                                                        trench ft.
---------------------------------------------------------------------------------------------------------- ------------ ------------
"Fiber Cable Splicing (same as overhead fiber splicing)                                                                 ea.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Install Amplifier Pedestal                                                                                              ea.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Install Tap/Splitter Pedestal                                                                                           ea.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Install Underground Standby Power Suply                                                                    *            ea.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Remove and Replace Amplifier Pedestal                                                                                   ea.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Remove and Replace Tap/Splitter Pedestal                                                                                ea.
---------------------------------------------------------------------------------------------------------- ------------ ------------
UG Wreckout, (remove pedestals and cut cable 6" below grade)                                                            per ped.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Composite rebuild (place conduit, cable, and ground rods)                                                  *            per ft.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Composite new build directional bore (place conduit, install cable, splice, install pedestals)                          per ft.
---------------------------------------------------------------------------------------------------------- ------------ ------------


---------------------------------------------------------------------------------------------------------- ------------ ------------
PAGE 4                     OVERHEAD DROP PLANT                                                             PRICE        UNIT
---------------------------------------------------------------------------------------------------------- ------------ ------------
Transfer Active Drop (new connectors, span clamps, terminations, dress-up tags                                          ea.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Transfer Trap or Decoder with Security Shield                                                                           ea.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Remove and Replace Drop to Ground Block (old drop routed with new drop)                                                 ea.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Transfer Good Inactive Drop from ld Plant to New Plant (wrap back and term.)                                            ea.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Mid Span or Lift pole                                                                                                   ea.
---------------------------------------------------------------------------------------------------------- ------------ ------------
*Install New Ground Block, Ground to Power under 15 ft.                                                                 ea.
---------------------------------------------------------------------------------------------------------- ------------ ------------
*Install New Ground Block, Ground to Power over 15 ft.                                                                  ea.
---------------------------------------------------------------------------------------------------------- ------------ ------------
House wrap under 15 ft.                                                                                                 ea.
---------------------------------------------------------------------------------------------------------- ------------ ------------
House wrap over 15 ft.                                                                                                  ea.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Remove Old Drop not Routed With New Drop or inactive                                                                    ea.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Mount House Box                                                                                                         ea.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Replace House Splitter or ground block (new connectors if required)                                                     ea.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Attic Crawl                                                                                                             ea.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Remove old CATV Ground Rod                                                                                              ea.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Transfer Retro-Fit Drop (no dress up or new connectors)                                                                 ea.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Transfer drop (no dress up or new connectors)                                                                           ea.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Run RG-6 Riser                                                                                                          ea.
---------------------------------------------------------------------------------------------------------- ------------ ------------

---------------------------------------------------------------------------------------------------------- ------------ ------------

---------------------------------------------------------------------------------------------------------- ------------ ------------
                                    UNDERGROUND DROP PLANT                                                 PRICE        UNIT
---------------------------------------------------------------------------------------------------------- ------------ ------------
Bury Drop with 13 mm Conduit, up to 100'                                                                                ea.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Bury Drop with 13 mm Conduit, greater than 100', per fot ovre 100 ft.                                                   ea.
---------------------------------------------------------------------------------------------------------- ------------ ------------
Trench or Hand Dig Between Old and New Pedestal (5 ft. or more)                                                         ea.
---------------------------------------------------------------------------------------------------------- ------------ ------------

---------------------------------------------------------------------------------------------------------- ------------ ------------

---------------------------------------------------------------------------------------------------------- ------------ ------------




     *CONFIDENTIAL TREATMENT SOUGHT


* If drop is properly grounded and ground block located within 25 feet of power bond, do not replace ground block and move ground block.


* Fiber splicing requires documentation as per the fiber splicing specifications in the TCA Plant Design Handbook.

                             Contractor Midwest Cable Communications of Ark Inc.
                                     Date: 10/01/2000
                                     Work Order # Various





SCHEDULE 5 - TOOLS & EQUIPMENT TO BE SUPPLIED BY COX










                                       N/A




























CONTRACTOR:                                      COX:

Midwest Cable Communication of Arkansas, Inc.    TCA Cable d/b/a Cox
                                                  Communications


By /s/ Larry Garriott                            By
   ------------------
Title Vice President                             Title Director of Construction
                                                  Mac Group

                             Contractor Midwest Cable Communications of Ark Inc.
                                     Date: 10/01/2000
                                     Work Order # Various







                           SCHEDULE 6. SPECIFICATIONS





See attached Preconstruction Notes.















































CONTRACTOR:                                     COX:

Midwest Cable Communication of Arkansas, Inc.   TCA Cable d/b/a Cox
                                                 Communications


By /s/ Larry Garriott                           By
   ------------------
Title Vice President                            Title Director of Construction
                                                 Mac Group